UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

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FORM 8-K

________________________

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): March 3, 2022

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REV Group, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-37999	26-3013415
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(IRS Employer Identification Number)

245 South Executive Drive, Suite 100, Brookfield, WI 53005

(Address of principal executive offices and zip code)

(414) 290-0910

(Registrant’s telephone number, including area code)

Former name or former address, if changed since last report: N/A

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock ($0.001 Par Value)	REVG	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2).

Emerging Growth Company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.

On March 3, 2022, the Company held its 2022 Annual Meeting of Stockholders in Wauwatosa, Wisconsin. At that meeting, the stockholders considered and acted upon three proposals pursuant to the Notice of Annual Meeting of Stockholders and as described in more detail in the Company’s Proxy Statement filed with the Securities and Exchange Commission on January 21, 2022 (the “Proxy Statement”). Of 63,474,523 shares of common stock eligible to vote as of January 10, 2022, the holders of record of 60,847,923 shares of common stock were represented at the meeting either in person or by proxy.

Proposal 1: Election of Directors

By the vote described below, the stockholders elected the following individuals as Class II directors, each to serve for three years and until his successor has been elected and qualified, or until his earlier death, resignation or removal.

Director	For	Withheld	Broker Non-Votes
Justin Fish	33,000,031	26,253,402	1,594,490
Joel Rotroff	33,969,722	25,283,711	1,594,490
Rodney Rushing	47,423,152	11,830,281	1,594,490

Proposal 2: Ratification of Selection of Independent Registered Public Accounting Firm

By the vote described below, the stockholders approved the appointment of RSM US LLP as the Company’s independent registered public accounting firm for the fiscal year ending October 31, 2022.

For	Against	Abstain
60,427,230	415,992	4,701

Proposal 3: Advisory Vote on the Compensation of the Company’s Named Executive Officers

By the vote described below, the stockholders approved, on a non-binding advisory basis, the compensation of the Company’s named executive officers as disclosed in the Proxy Statement.

For	Against	Abstain	Broker Non-Votes
57,018,311	2,219,926	15,196	1,594,490

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits.

104	Cover Page Interactive Data File (formatted in iXBRL)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

REV Group, Inc.

Date: March 8, 2022	By:	/s/ Stephen W. Boettinger
Stephen W. Boettinger
General Counsel